UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2008 (March 27, 2008)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                                                On March 27, 2008, the board of directors of Inland American Real Estate Trust, Inc. (the “Company”) voted to amend and restate the bylaws of the Company, effective April 1, 2008.  The amended and restated bylaws (the “Amended Bylaws”) were adopted to reflect increases in the annual fees paid to the independent directors of the Company.  A copy of the Amended Bylaws is attached hereto as Exhibit 3.2 and is incorporated into this Item 5.03 disclosure by reference.

Item 9.01                                             Financial Statements and Exhibits.

                                        (d)                                         Exhibits.

                                                                                                Exhibit No.                                      Description

                                                                                                                3.2                                                                 Amended and Restated Bylaws of Inland American Real Estate Trust, Inc., effective as of April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: April 1, 2008	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title:	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Inland American Real Estate Trust, Inc., effective as of April 1, 2008